MERCURY V.I. U.S. LARGE CAP FUND

                        Supplement Dated April 5, 2001
                    to the Prospectus and Statement of
                Additional Information dated March 31, 2000

     On or about April 23, 2001, Robert C. Doll, Jr. will replace the portfolio management team of the Fund as the new portfolio manager responsible for the day-to-day management of the Fund's portfolio. Mr. Doll has been a Senior Vice President of Fund Asset Management since 1999. Prior to joining Fund Asset Management, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and an Executive Vice President thereof from 1991 to 1999.

     In connection with the change of portfolio manager, beginning on or about April 23, 2001, the Fund will be called "Merrill Lynch Large Cap Growth Focus Fund."

    The investment objective of the Fund will remain the same, but consistent with the change of portfolio manager, certain non-fundamental investment policies and strategies will be modified as follows:

     - The Fund will change from a blend of value and growth oriented investment style to a growth oriented investment style.

     - The Fund will continue to invest primarily in equity securities of large cap companies located in the United States. However, the Fund will seek its investment objective by investing at least 80% of its total assets in common stocks of companies that the investment adviser selects from among those included in the Russell 1000 Growth Index, and that index will become the Fund's benchmark index.

     - The Fund will no longer limit its foreign investment to Canadian securities, although the Fund may still only invest up to 10% of its total assets in foreign securities.

Code #30116pmfvi-0300ALL